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Exhibit 3.5    Certificate of Revival of StarMed Group, Inc. (Nevada)


                                                                FILED # C5497-81
                                                                    Jan 24, 2001

DEAN HELLER
Secretary of State

101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775)684 5708

                                 Certificate of
                                     Revival
                       (PURSUANT TO NRS 78.730 AND 81.010)

          IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM.

            Certificate of Revival Pursuant to NRS 78.730 and 91.010
                            (For Nevada Corporation)
                              -Remit in Duplicate-

1.       Name of corporation: StarMed Group, In. (formerly Heathercliff Group,
         Inc.)

2.       Name and physical address of corporation's resident agent:
         Resident agent of Nevada, Inc.
         711 So. Carson St. #4, Carson City, NV 89701

3. Date when the revival of the charter is to commence or be effective, which may be, before the date of the certificate: 1/15/01

4. Indicate whether or not the revival is to be perpetual, and if not perpetual, the time for which the revival is to continue. The corporation's existence shall be: PERPETUAL or ______________(time for which revival is to continue).

5. The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of this Chapter 78.


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6.       Names and addresses of president, secretary, treasurer and directors:
         Rappaport, Herman, H.      711 S. Carson St. #4, Carson City, NV 89701
         (president)                (address)

         Rosenblatt, Steven L. M.D. 711 S. Carson St. #4, Carson City, NV 89701
         (secretary)                (address)

         Rappaport, Herman, H.      711 S. Carson St. #4, Carson City, NV 89701
         (treasurer)                (address)

         Rappaport, Herman, H.      711 S. Carson St. #4, Carson City, NV 89701
         (director)                 (address)

7.       Check: (a) or (b)
     (a) x The undersigned declare that they have obtained written consent of the stockholders (or members if governed by NRS Chapter 81.010) of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders (or members) of the corporation to revive the corporation.
     (b) __ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.

     Herman H. Rappaport, President                  Steven L. Rosenblatt, M.D.
     Signature                                                Signature

     Important: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.


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                                                                FILED # C5497-81
                                                                    Jan 24, 2001

DEAN HELLER
Secretary of State

101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775)684 5708

                                 Certificate of
                                     Revival
                       (PURSUANT TO NRS 78.730 AND 81.010)

          IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM.

            Certificate of Revival Pursuant to NRS 78.730 and 91.010
                            (For Nevada Corporation)
                              -Remit in Duplicate-

1.       Name of corporation: StarMed Group, In. (formerly Heathercliff Group,
         Inc.)

2.       Name and physical address of corporation's resident agent:
         Resident agent of Nevada, Inc.
         711 So. Carson St. #4, Carson City, NV 89701

3. Date when the revival of the charter is to commence or be effective, which may be, before the date of the certificate: 1/15/01

4. Indicate whether or not the revival is to be perpetual, and if not perpetual, the time for which the revival is to continue. The corporation's existence shall be: PERPETUAL or ______________(time for which revival is to continue).

5. The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of this Chapter 78.

6.       Names and addresses of president, secretary, treasurer and directors:
         Rappaport, Herman, H.      711 S. Carson St. #4, Carson City, NV 89701
         (president)                (address)

         Rosenblatt, Steven L. M.D. 711 S. Carson St. #4, Carson City, NV 89701
         (secretary)                (address)

         Rappaport, Herman, H.      711 S. Carson St. #4, Carson City, NV 89701
         (treasurer)                (address)

         Rappaport, Herman, H.      711 S. Carson St. #4, Carson City, NV 89701
         (director)                 (address)

7.       Check: (a) or (b)
     (a) x The undersigned declare that they have obtained written consent of the stockholders (or members if governed by NRS Chapter 81.010) of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders (or members) of the corporation to revive the corporation.
     (b) __ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.

     Herman H. Rappaport, President                  Steven L. Rosenblatt, M.D.
     Signature                                                Signature

     Important: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.